SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) Securities
                              Exchange Act of 1934

Filed by the registrant [  ]
Filed by a party other than the registrant [ X]

Check the appropriate box:

      [  ]  Preliminary  proxy  statement
      [  ]  Definitive  proxy  statement
      [ X]  Definitive additional materials
      [  ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      AMERICAN INDUSTRIAL PROPERTIES REIT
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                (Name of Registrant as Specified in Its Charter)

                                PURE WORLD, INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     [ ] $500 per  each  party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     [ ] Fee computed on table below per Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

(1)      Title of each class of securities to which transaction applies:
            Shares of Beneficial Interest
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(2)      Aggregate number of securities to which transactions applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

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(4)      Proposed maximum aggregate value of transaction:

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     [ ] Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
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(2)      Form, schedule or registration statement no.:
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(3)      Filing party:
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(4)      Date filed:
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1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                                PURE WORLD, INC.
                          376 Main Street, P.O. Box 74
                          Bedminster, New Jersey 07921
                                 (908) 234-9220
                                 (Call Collect)

Dear Shareholder:

     On behalf of Pure World, Inc., I thank you for sending in your proxy for the Annual Meeting of Shareholders of American Industrial Properties REIT to be held on December 13, 1995.

     To avoid any possible dispute as to the validity of your proxy for the reason(s) stated below, we are requesting you to date, sign and mail the enclosed new WHITE proxy with the correction indicated below. The enclosed new WHITE proxy, which automatically revokes any previous proxy, should be returned to us in the postage paid envelope provided for your convenience.

     ____ YOUR PREVIOUS PROXY WAS UNSIGNED. (If signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

     ____ YOUR PREVIOUS PROXY WAS UNDATED. (Please sign and date to conform to the name shown on the proxy.)

     ____ YOUR  PREVIOUS  PROXY WAS NOT SIGNED BY ALL JOINT  OWNERS OR TRUSTEES.
          (If shares are registered in the name of more than one person, each person should sign the proxy. If a joint tenant is deceased, please indicate that you are the surviving joint owner. If a tenant-in-common is deceased, the proxy should also be signed by the executor or administrator of the deceased tenant-in-common, and a copy of proof of such person's status as executor or administrator should be sent with the proxy.)

     ____ YOUR PREVIOUS PROXY OMITTED YOUR TITLE OR AUTHORITY. (If signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.

     ____ YOUR PREVIOUS PROXY, AS SIGNED, DID NOT CONFORM TO THE NAME SHOWN ON
          THE PROXY. (Please date and sign the proxy EXACTLY as the registration appears on the proxy card, including your full title if signing other than in an individual capacity.)

     ____ YOUR PREVIOUS PROXY, AS MARKED, DID NOT CLEARLY SPECIFY YOUR VOTING
          INSTRUCTIONS. (Please  sign,  date  and  clearly  mark  your  proxy.)


     ____ Other.  _____________________________________________________________
                  _____________________________________________________________

     Since the Annual Meeting is to be held on December 13, 1995, we would greatly appreciate your signing, dating and mailing this new WHITE proxy as soon as possible. Please mail it in the envelope provided for your convenience.

                                             Sincerely,


                                             JOHN W. GALUCHIE, JR.
                                             -------------------------
                                             PURE WORLD, INC.
                                             John W. Galuchie,  Jr.
                                             Executive Vice President

                                PURE WORLD, INC.
                          376 Main Street, P.O. Box 74
                          Bedminster, New Jersey 07921
                                 (908) 234-9220
                                 (Call Collect)






                                             Date






Dear       :

     It was good to speak with you yesterday. Enclosed are all the materials which were erroneously sent to your old address.

     We sure would appreciate your support. If you agree with our position, please return the signed WHITE proxy card in the postage paid, self-addressed envelope which we have enclosed for your convenience.

     If you have any questions, please call me collect at the number indicated above.

                                             Sincerely yours,




                                             PURE WORLD, INC.

 Enclosures

                                PURE WORLD, INC.
                          376 Main Street, P.O. Box 74
                          Bedminster, New Jersey 07921
                                 (908) 234-9220
                                 (Call Collect)






                                             Date






Dear       :

     Thank you for your telephone call yesterday. As requested, enclosed is a complete set of materials regarding American Industrial Properties REIT.

     If you have any questions, please call me collect at the number indicated above.

                                             Sincerely yours,



                                             PURE WORLD, INC.

Enclosures

                                PURE WORLD, INC.
                          376 Main Street, P.O. Box 74
                          Bedminster, New Jersey 07921
                                 (908) 234-9220
                                 (Call Collect)






                                             Date






Dear       :


     Pursuant to your request, please find enclosed our WHITE proxy card to be signed and returned in the self-addressed envelope provided.

     If you should have any further questions, please do not hesitate to call collect at the number listed above.

                                             Sincerely yours,



                                             PURE WORLD, INC.

 Enclosures

                                PURE WORLD, INC.
                          376 Main Street, P.O. Box 74
                          Bedminster, New Jersey 07921
                                 (908) 234-9220
                                 (Call Collect)






                                             Date






Dear       :

     In the past few days Pure World, Inc. mailed materials to allshareholders of American Industrial Properties REIT.

     I have tried to reach you on the telephone without success. I would very much like to discuss these materials with you. I would appreciate it if you would call me collect at the number listed above.

                                             Sincerely yours,



                                             PURE WORLD, INC.

                                PURE WORLD, INC.
                          376 Main Street, P.O. Box 74
                          Bedminster, New Jersey 07921
                                 (908) 234-9220
                                 (Call Collect)






                                             Date






Dear       :

     We understand that you are supporting the management of American Industrial Properties REIT in the current proxy contest. Pure World, Inc. would like an opportunity to discuss with you the proxy materials you received from us and our position as contained in those materials. We may not be able to change your mind, but at least we will have had a chance to talk things over with you.

     I would appreciate it if you would call me collect at the number listed above. Thank you in advance for your time and consideration.

                                             Sincerely yours,



                                             PURE WORLD, INC.